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SB                                                                   EXHIBIT 4.1



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                                                                                                 SHARES
                                                                                          --------------------
                                          [LOGO]
                INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA                  SEE REVERSE FOR
                              THE SEIBELS BRUCE GROUP, INC.                               CERTAIN DEFINITIONS

                                 COLUMBIA, SOUTH CAROLINA                                  CUSIP 816006 20 9
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THIS CERTIFIES THAT


IS THE OWNER OF



FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE DOLLAR ($1.00) EACH OF THE COMMON STOCK OF THE SEIBELS BRUCE GROUP, INC. TRANSFERABLE ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE COMPANY AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


DATED:

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
Signature                                                [SEAL]    Signature
SECRETARY                                                          PRESIDENT
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    The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of other series.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COMM    -- as tenants in common      UNIF GIFT MIN ACT   -- .......................... Custodian ..........................
TEN ENT     -- as tenants by the                                                (Cust)                 (Minor)
              entireties
JT TEN      -- as joint tenants with                           under Uniform Gifts to Minors
              right of survivorship and                        Act ................................................................
              not                                                                  (State)
              as tenants in common
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    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

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
    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

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--------------------------------------------------------------------------------

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------       shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------     Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
--------------------------------------


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
                           NOTICE:  --------------------------------------------------------------
                                    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE TO EVERY PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

          SIGNATURE(S) GUARANTEED:  --------------------------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                    (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                    MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                    S.E.C. RULE 17Ad-15.
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